Exhibit 99.1

MedMen Enters into Definitive Agreements to Exit Arizona

and Nevada per Announced Strategic Review, Selling Non-Core

Assets to MINT Cannabis

December 20, 2023

BOCA RATON, Fla.—(BUSINESS WIRE)— MedMen Enterprises Inc. (“MedMen” or the “Company”) (CSE: MMEN) (OTCQX: MMNFF), a premier cannabis company with operations across the United States, today announced that it has entered into definitive agreements to sell its non-core business operations in Arizona and certain assets in Nevada to an affiliate of Mint Cannabis (“MINT Cannabis”), a private multi-state cannabis operator headquartered in Arizona. The transactions consist of the sale of MedMen’s wholly-owned operating subsidiary in Arizona and its two operating dispensaries located in Clark County, Nevada. These sales are the result of MedMen’s previously announced strategic review and evaluation of divestiture opportunities of its non-core assets. The transactions are subject to customary closing conditions, including, among others, the receipt of applicable regulatory approvals.

“MedMen is pleased with the outcome of our strategic review and has made good progress in our restructuring efforts. These transactions will bolster liquidity in the short term, reduce liabilities, and enable the Company to focus on operating efficiencies and executing our long-term asset-light growth strategy in our core markets,” said Ellen Deutsch Harrison, MedMen’s CEO.

“We are excited to expand our portfolio of flagship dispensaries through the acquisition of MedMen’s Scottsdale Talking Stick Dispensary and Mesa Cultivation Facility, along with establishing our vertical presence in Nevada through the addition of two premium Las Vegas Dispensaries. MINT Cannabis is pleased to have reached an agreement with MedMen and has strong ambitions to continue to build our footprint through both organic and strategic growth across various key markets in the US,” said Eivan Shahara, MINT Cannabis’ co-founder and CEO.

ATB Capital Markets Inc. acted as financial advisor and Raines Feldman Littrell LLP acted as legal advisor to MedMen. CLD Advisory acted as financial advisor to MINT Cannabis.

For more information about MedMen, visit www.medmen.com.

About MedMen:

MedMen is a premier American cannabis company with an operational footprint in California, Nevada, Illinois, Arizona, Massachusetts, and New York. MedMen offers a robust selection of high-quality products, including MedMen-owned brands MedMen Red, Moss and LuxLyte, through its premium retail stores, proprietary delivery service, as well as curbside and in-store pickup. MedMen Buds, an industry-first loyalty program, provides exclusive access to promotions, product drops and content. MedMen believes that a world where cannabis is legal and regulated is safer, healthier, and happier.

Forward-Looking Statements:

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of Canadian securities laws (each referred to as “forward-looking statements”). Forward-looking statements include statements regarding intentions, beliefs, projections, outlook, analyses, or current expectations. Many factors could cause actual results, performance or achievement to be materially different from any forward-looking statements, and other risks and uncertainties not presently known to MedMen, as applicable, or that MedMen, deems immaterial, could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. The forward-looking statements included in this communication are made as of the date of this communication and MedMen does not undertake any obligation to publicly update such forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.

MedMen Investor Relations Contact:

Investors@MedMen.com